AMERICAN CENTURY INTERNATIONAL BOND FUNDS


                                  SUPPLEMENT TO
                               International Bond
                         Investor Class o Advisor Class

                        SUPPLEMENT DATED JANUARY 15, 1998
                        Prospectus dated October 1, 1997

The following disclosure is added on page 18 of the Investor Class Prospectus and page 13 of the Advisor Class Prospectus, following the last paragraph under the heading "When Share Price is Determined."

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the Fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the Fund's behalf up to the applicable cut-off time. The Fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the Fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

The following disclosure is added following the last paragraph under the heading "Transfer and Administrative Services," on page 22 of the Investor Class Prospectus and page 17 of the Advisor Class Prospectus.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the Fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the Fund. The fees and expenses of FDI are paid by the manager.

The  following   disclosure  replaces  the  first  sentence  under  the  heading
"Distribution of Fund Shares" on page 22 of the Investor Class Prospectus and page 17 of the Advisor Class Prospectus.

    The Fund's shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The following disclosure should be inserted as the last paragraph under the heading "Distribution of Fund Shares" on page 22 of the Investor Class Prospectus and page 17 of the Advisor Class Prospectus.

    Investors may open accounts with American Century only through the Distributor. All purchase transactions in the Fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to Fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575

SH-SPL-11272 9801